Exhibit 99.1

FOR IMMEDIATE RELEASE

SLEEP NUMBER ANNOUNCES FOURTH QUARTER AND FULL YEAR 2024 Results

•Delivered a fourth quarter gross profit rate of 59.9%, up 330 basis points (bp) versus the prior year, with a full-year gross profit rate of 59.6%, up 190 bp versus the prior year
•Reduced fourth operating expenses by $28 million year-over-year, with an $88 million reduction for full year 2024 (before restructuring costs)
•Reported a fourth quarter net loss of $5 million compared with a net loss of $25 million for the same period last year
•Delivered fourth quarter adjusted EBITDA of $26 million, up 43% versus the same period last year, with full year adjusted EBITDA of $120 million which was at the midpoint of our most recent earnings outlook
•Announced in a separate press release the appointment of Linda Findley as Sleep Number’s President and Chief Executive Officer and Board member effective April 7, 2025

MINNEAPOLIS – (March 5, 2025) – Sleep Number Corporation (Nasdaq: SNBR) today reported results for the year ended December 28, 2024.

“In the face of significant ongoing weakness in the U.S. bedding industry, we have transformed Sleep Number’s operating model over the past 18 months for greater financial resilience. In 2024, we delivered gross margin rate improvement and operating cost reductions that were nearly double our original targets for the year, while generating positive free cash flow,” said Shelly Ibach, Chair, President and CEO. “While the marketplace remains extremely challenging, our dedicated team is intently focused on driving improved demand and further advancing our operating model transformation, which position Sleep Number to deliver profitable long-term growth when the market recovers.”

Fourth Quarter Overview
•Net sales of $377 million were down 12% versus the prior year, including one to two percentage points of pressure from lower store count versus the prior year
•Gross margin of 59.9% was up 330 bp versus the prior year, driven by year-over-year product cost reductions, favorable product mix, and efficiency gains in our home delivery and logistics operations
•Operating expenses of $219 million were down $28 million versus the prior year (before restructuring costs)
•Net loss of $5 million compared with a net loss of $25 million for the same period last year
•Adjusted EBITDA of $26 million was up 43% compared to the prior year, with an adjusted EBITDA margin of 7.0%, up 270 bp versus the prior year

Full Year Overview
•Net sales decreased 11% to $1.68 billion in 2024
•Gross margin of 59.6% of net sales was up 190 bp versus the prior year, including the benefit of product cost reductions through value engineering and ongoing supplier negotiations and ongoing efficiencies in our home delivery and logistics operations
•Operating expenses of $962 million were reduced by $88 million versus the prior year (before restructuring costs)
•Net loss of $20 million versus a net loss of $15 million last year
•Adjusted EBITDA of $120 million, with an adjusted EBITDA margin of 7.1%, up 40 bp versus the prior year

Cash Flows and Liquidity Review
•Net cash provided by operating activities of $27 million for the year, up $36 million versus the same period last year
•Free cash flow of $4 million for the year, up $70 million versus the prior year
•Leverage ratio of 4.2x EBITDAR at the end of the year versus covenant maximum of 4.8x

Sleep Number Announces Fourth-quarter and Full-year 2024 Results - Page 2 of 10
Amended Credit Agreement
The company also announced today that it has entered into an amendment for its existing revolving credit facility, including permitted financial covenant levels, to provide greater flexibility through 2025. Additional details regarding the credit agreement amendment are available on the Form 8-K filed with the Securities and Exchange Commission.

Leadership Transition
In a separate press release today, the company also announced:
•Linda Findley has been appointed as Sleep Number’s President and Chief Executive Officer, and a member of the Board effective April 7, 2025
•In addition, Phillip M. Eyler has been appointed independent Chair of the Board, effective upon the conclusion of the 2025 Annual Meeting

Financial Outlook
As Ms. Findley transitions into her role, we want to provide her with the time and flexibility necessary to evaluate our strategies and business trends prior to issuing a 2025 financial outlook at a later date.

Conference Call Information
Management will host its regularly scheduled conference call to discuss the company’s results at 5 p.m. EST (4 p.m. CST; 2 p.m. PST) today. To access the webcast, please visit the investor relations area of the Sleep Number website at https://ir.sleepnumber.com. The webcast replay will remain available for approximately 60 days.

About Sleep Number Corporation
Sleep Number is a wellness technology company. We are guided by our purpose to improve the health and wellbeing of society through higher quality sleep; to date, our innovations have improved nearly 16 million lives. Our wellness technology platform helps solve sleep problems, whether it’s providing individualized temperature control for each sleeper through our Climate360® smart bed or applying our 32 billion hours of longitudinal sleep data and expertise to research with global institutions.

Our smart bed ecosystem drives best-in-class engagement through dynamic, adjustable, and effortless sleep with personalized digital sleep and health insights; our millions of Smart Sleepers are loyal brand advocates. And our 3,700 mission-driven team members passionately innovate to drive value creation through our vertically integrated business model, including our exclusive direct-to-consumer selling in nearly 650 stores and online.

To learn more about life-changing, individualized sleep, visit a Sleep Number® store near you, our newsroom and investor relations sites, or SleepNumber.com

Forward-looking Statements

Statements used in this news release relating to future plans, events, financial results or performance, such as the statements that the company has transformed its operating model for greater financial resilience and is focused on driving demand and taking deliberate actions to strengthen the company’s operating fundamentals, which position the company to deliver profitable long-term growth when the market recovers, statements about its CEO and Board leadership transition, and future plans to issue financial guidance are forward-looking statements subject to certain risks and uncertainties which could cause the company’s results to differ materially. The most important risks and uncertainties are described in the company’s filings with the Securities and Exchange Commission, including in Item 1A of the company’s Annual Report on Form 10-K and other periodic reports. Forward-looking statements speak only as of the date they are made, and the company does not undertake any obligation to update any forward-looking statement.

Investor Contact: Dave Schwantes; (763) 551-7498; investorrelations@sleepnumber.com
Media Contact: Julie Elepano; (414) 732-9840; julie.elepano@sleepnumber.com

Sleep Number Announces Fourth-quarter and Full-year 2024 Results - Page 3 of 10

SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Three Months Ended
	December 28, 2024	% of Net Sales	December 30, 2023	% of Net Sales
Net sales	$376,817	100.0%	$429,518	100.0%
Cost of sales	151,236	40.1%	186,609	43.4%
Gross profit	225,581	59.9%	242,909	56.6%
Operating expenses:
Sales and marketing	170,232	45.2%	198,032	46.1%
General and administrative	38,234	10.1%	35,477	8.3%
Research and development	10,653	2.8%	13,276	3.1%
Restructuring costs	3,684	1.0%	15,728	3.7%
Total operating expenses	222,803	59.1%	262,513	61.1%
Operating income (loss)	2,778	0.7%	(19,604)	(4.6%)
Interest expense, net	11,742	3.1%	12,687	3.0%
Loss before income taxes	(8,964)	(2.4%)	(32,291)	(7.5%)
Income tax benefit	(4,299)	(1.1%)	(7,103)	(1.7%)
Net loss	$(4,665)	(1.2%)	$(25,188)	(5.9%)

Net loss per share – basic	$(0.21)		$(1.12)

Net loss per share – diluted	$(0.21)		$(1.12)

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	22,659		22,483
Dilutive effect of stock-based awards	—		—
Diluted weighted-average shares outstanding	22,659		22,483

For the three months ended December 28, 2024 and December 30, 2023, potentially dilutive stock-based awards have been excluded from the calculation of diluted weighted-average shares outstanding, as their inclusion would have had an anti-dilutive effect on our net loss per diluted share.

Sleep Number Announces Fourth-quarter and Full-year 2024 Results - Page 4 of 10

SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Twelve Months Ended
	December 28, 2024	% of Net Sales	December 30, 2023	% of Net Sales
Net sales	$1,682,296	100.0%	$1,887,482	100.0%
Cost of sales	679,523	40.4%	798,952	42.3%
Gross profit	1,002,773	59.6%	1,088,530	57.7%
Operating expenses:
Sales and marketing	766,624	45.6%	847,442	44.9%
General and administrative	149,956	8.9%	146,621	7.8%
Research and development	45,255	2.7%	55,797	3.0%
Restructuring costs	18,066	1.1%	15,728	0.8%
Total operating expenses	979,901	58.2%	1,065,588	56.5%
Operating income	22,872	1.4%	22,942	1.2%
Interest expense, net	48,368	2.9%	42,695	2.3%
Loss before income taxes	(25,496)	(1.5%)	(19,753)	(1.0%)
Income tax benefit	(5,162)	(0.3%)	(4,466)	(0.2%)
Net loss	$(20,334)	(1.2%)	$(15,287)	(0.8%)

Net loss per share – basic	$(0.90)		$(0.68)

Net loss per share – diluted	$(0.90)		$(0.68)

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	22,606		22,429
Dilutive effect of stock-based awards	—		—
Diluted weighted-average shares outstanding	22,606		22,429

For the years ended December 28, 2024 and December 30, 2023, potentially dilutive stock-based awards have been excluded from the calculation of diluted weighted-average shares outstanding, as their inclusion would have had an anti-dilutive effect on our net loss per diluted share.

Sleep Number Announces Fourth-quarter and Full-year 2024 Results - Page 5 of 10
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Balance Sheets
(unaudited – in thousands, except per share amounts)
subject to reclassification

	December 28, 2024	December 30, 2023
Assets
Current assets:
Cash and cash equivalents	$1,950	$2,539
Accounts receivable, net of allowances of $1,113 and $1,437, respectively	17,516	26,859
Inventories	103,152	115,433
Prepaid expenses	14,568	16,660
Other current assets	44,098	44,637
Total current assets	181,284	206,128
Non-current assets:
Property and equipment, net	129,574	179,503
Operating lease right-of-use assets	356,641	395,411
Goodwill and intangible assets, net	66,412	66,634
Deferred income taxes	33,575	20,253
Other non-current assets	93,324	82,951
Total assets	$860,810	$950,880
Liabilities and Shareholders’ Deficit
Current liabilities:
Borrowings under revolving credit facility	$546,600	$539,500
Accounts payable	107,619	135,901
Customer prepayments	46,933	49,143
Accrued sales returns	19,092	22,402
Compensation and benefits	31,038	28,273
Taxes and withholding	18,619	17,134
Operating lease liabilities	82,307	81,760
Other current liabilities	55,804	61,958
Total current liabilities	908,012	936,071
Non-current liabilities:
Operating lease liabilities	307,201	351,394
Other non-current liabilities	97,183	105,343
Total non-current liabilities	404,384	456,737
Total liabilities	1,312,396	1,392,808
Shareholders’ deficit:
Undesignated preferred stock; 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 142,500 shares authorized, 22,388 and 22,235 shares issued and outstanding, respectively	224	222
Additional paid-in capital	27,390	16,716
Accumulated deficit	(479,200)	(458,866)
Total shareholders’ deficit	(451,586)	(441,928)
Total liabilities and shareholders’ deficit	$860,810	$950,880

Sleep Number Announces Fourth-quarter and Full-year 2024 Results - Page 6 of 10
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(unaudited – in thousands)
subject to reclassification

	Twelve Months Ended
	December 28, 2024	December 30, 2023
Cash flows from operating activities:
Net loss	$(20,334)	$(15,287)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	66,351	74,043
Stock-based compensation	11,444	14,855
Net loss on disposals and impairments of assets	4,315	2,898
Deferred income taxes	(13,322)	(12,295)
Changes in operating assets and liabilities:
Accounts receivable	9,343	(854)
Inventories	12,281	(1,399)
Income taxes	3,987	(5,969)
Prepaid expenses and other assets	(10,867)	(5,220)
Accounts payable	(15,910)	(28,934)
Customer prepayments	(2,210)	(24,038)
Accrued compensation and benefits	2,755	(2,943)
Other taxes and withholding	(2,502)	(519)
Other accruals and liabilities	(18,188)	(3,366)
Net cash provided by (used in) operating activities	27,143	(9,028)

Cash flows from investing activities:
Purchases of property and equipment	(23,505)	(57,056)
Proceeds from sales of property and equipment	156	21
Issuance of notes receivable	(2,942)	(1,317)
Net cash used in investing activities	(26,291)	(58,352)

Cash flows from financing activities:
Net (decrease) increase in short-term borrowings	(673)	73,463
Repurchases of common stock	(768)	(3,747)
Proceeds from issuance of common stock	—	428
Debt issuance costs	—	(2,017)
Net cash (used in) provided by financing activities	(1,441)	68,127

Net (decrease) increase in cash and cash equivalents	(589)	747
Cash and cash equivalents, at beginning of period	2,539	1,792
Cash and cash equivalents, at end of period	$1,950	$2,539

Sleep Number Announces Fourth-quarter and Full-year 2024 Results - Page 7 of 10
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Supplemental Financial Information
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 28, 2024	December 30, 2023	December 28, 2024	December 30, 2023
Percent of sales:
Retail stores	86.6%	85.9%	87.6%	86.8%
Online, phone, chat and other	13.4%	14.1%	12.4%	13.2%
Total Company	100.0%	100.0%	100.0%	100.0%

Sales change rates:
Retail comparable-store sales	(9%)	(14%)	(9%)	(12%)
Online, phone and chat	(17%)	(20%)	(17%)	(15%)
Total Retail comparable sales change	(10%)	(15%)	(10%)	(12%)
Net opened/closed stores and other	(2%)	1%	(1%)	1%
Total Company	(12%)	(14%)	(11%)	(11%)

Stores open:
Beginning of period	643	678	672	670
Opened	1	9	12	36
Closed	(4)	(15)	(44)	(34)
End of period	640	672	640	672

Other metrics:
Average sales per store ($ in 000's) [1]	$2,601	$2,853
Average sales per square foot [1]	$841	$926
Stores > $2 million net sales [2]	57%	65%
Stores > $3 million net sales [2]	18%	24%
Average revenue per smart bed unit [3]	$5,959	$5,541	$5,818	$5,755

1 Trailing twelve months Total Retail comparable sales per store open at least one year.
2 Trailing twelve months for stores open at least one year (excludes online, phone and chat sales).
3 Represents Total Retail (stores, online, phone and chat) net sales divided by Total Retail smart bed units.

Sleep Number Announces Fourth-quarter and Full-year 2024 Results - Page 8 of 10
SLEEP NUMBER CORPORATION AND SUBSIDIARIES
Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)
(in thousands)

We define earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) as net (loss) income plus: income tax expense (benefit), interest expense, depreciation and amortization, stock-based compensation, restructuring costs, CEO transition/proxy contest costs, and asset impairments. Management believes Adjusted EBITDA is a useful indicator of our financial performance and our ability to generate cash from operating activities. Our definition of Adjusted EBITDA may not be comparable to similarly titled definitions used by other companies. The table below reconciles Adjusted EBITDA, which is a non-GAAP financial measure, to the comparable GAAP financial measure:

	Three Months Ended		Trailing Twelve Months Ended
	December 28, 2024	December 30, 2023	December 28, 2024	December 30, 2023
Net loss	$(4,665)	$(25,188)	$(20,334)	$(15,287)
Income tax benefit	(4,299)	(7,103)	(5,162)	(4,466)
Interest expense	11,742	12,687	48,368	42,695
Depreciation and amortization	15,628	17,984	64,979	72,479
Stock-based compensation	1,903	3,982	11,444	14,855
Restructuring costs [1]	3,684	15,728	18,066	15,728
CEO transition/Proxy contest costs [2]	998	—	998	—
Asset impairments	1,220	198	1,220	672
Adjusted EBITDA	$26,211	$18,288	$119,579	$126,676

1 Represents costs related to business restructuring actions initiated in the fourth quarter of fiscal 2023.
2 Represents costs related to CEO transition activities of $0.2 million and proxy contest costs of $0.8 million which were both initiated in the fourth quarter of fiscal 2024.

Free Cash Flow
(in thousands)

	Three Months Ended		Trailing Twelve Months Ended
	December 28, 2024	December 30, 2023	December 28, 2024	December 30, 2023
Net cash (used in) provided by operating activities	$(23,681)	$(40,844)	$27,143	$(9,028)
Subtract: Purchases of property and equipment	6,287	9,034	23,505	57,056
Free cash flow	$(29,968)	$(49,878)	$3,638	$(66,084)

Note - Our Adjusted EBITDA calculations and Free Cash Flow data are considered non-GAAP financial measures and are not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.
GAAP - generally accepted accounting principles in the U.S.

Sleep Number Announces Fourth-quarter and Full-year 2024 Results - Page 9 of 10
SLEEP NUMBER CORPORATION AND SUBSIDIARIES
Calculation of Net Leverage Ratio under Revolving Credit Facility
(in thousands)

	Trailing Twelve Months Ended
	December 28, 2024	December 30, 2023
Borrowings under revolving credit facility	$546,600	$539,500
Outstanding letters of credit	7,147	7,147
Finance lease obligations	241	319
Consolidated funded indebtedness	$553,988	$546,966
Operating lease liabilities [1]	389,508	433,154
Total debt including operating lease liabilities (a)	$943,496	$980,120

Adjusted EBITDA (see above)	$119,579	$126,676
Consolidated rent expense	107,105	113,801
Consolidated EBITDAR (b)	$226,684	$240,477
Net Leverage Ratio under revolving credit facility (a divided by b)	4.2 to 1.0	4.1 to 1.0
1Reflects operating lease liabilities included in our financial statements under ASC 842.

Note - Our Net Leverage Ratio under Revolving Credit Facility, Adjusted EBITDA and EBITDAR calculations are considered non-GAAP financial measures and are not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.
GAAP - generally accepted accounting principles in the U.S.

Sleep Number Announces Fourth-quarter and Full-year 2024 Results - Page 10 of 10
SLEEP NUMBER CORPORATION AND SUBSIDIARIES
Calculation of Return on Invested Capital (Adjusted ROIC)
(in thousands)

Adjusted ROIC is a financial measure we use to determine how efficiently we deploy our capital. It quantifies the return we earn on our adjusted invested capital. Management believes Adjusted ROIC is also a useful metric for investors and financial analysts. We compute Adjusted ROIC as outlined below. Our definition and calculation of Adjusted ROIC may not be comparable to similarly titled definitions and calculations used by other companies. The tables below reconcile adjusted net operating profit after taxes (Adjusted NOPAT) and total adjusted invested capital, which are non-GAAP financial measures, to the comparable GAAP financial measures:

	Trailing Twelve Months Ended
	December 28, 2024	December 30, 2023
Adjusted net operating profit after taxes (Adjusted NOPAT)
Operating income	$22,872	$22,942
Add: Operating lease interest [1]	26,775	27,777
Less: Income taxes [2]	(11,907)	(11,851)
Adjusted NOPAT	$37,740	$38,868

Average adjusted invested capital
Total deficit	$(451,586)	$(441,928)
Add: Long-term debt [3]	546,841	539,819
Add: Operating lease liabilities [4]	389,508	433,154
Total adjusted invested capital at end of period	$484,763	$531,045

Average adjusted invested capital [5]	$497,972	$496,612

Adjusted ROIC [6]	7.6%	7.8%

1	Represents the interest expense component of lease expense included in our financial statements under ASC 842, Leases.
2	Reflects annual effective income tax rates, before discrete adjustments, of 24.0% and 23.4% for December 28, 2024 and December 30, 2023, respectively.
3	Long-term debt includes existing finance lease liabilities.
4	Reflects operating lease liabilities included in our financial statements under ASC 842.
5	Average adjusted invested capital represents the average of the last five fiscal quarters' ending adjusted invested capital balances.
6	Adjusted ROIC equals Adjusted NOPAT divided by average adjusted invested capital.

Note - The Company's Adjusted ROIC calculation and data are considered non-GAAP financial measures and are not in accordance with, or preferable to, GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.
GAAP - generally accepted accounting principles in the U.S.